MULTI-LINK TELECOMMUNICATIONS, INC.
                        5555 TRIANGLE PARKWAY, SUITE 300
                             NORCROSS, GEORGIA 30092

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE __, 2006

To the Holders of Preferred Stock and Common Stock of Multi-Link
Telecommunications, Inc.:

We are pleased to invite you to attend a Special Meeting of Stockholders of Multi-Link Telecommunications, Inc. will be held on June ___, 2006 at 2:00p.m. local time, at 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092.

Multi-Link Telecommunications, Inc., a Colorado corporation ("Company"), on May 17, 2006, obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

1. To approve a proposal to change the Company's state of incorporation from the State of Colorado to the State of Delaware by merging the Company, a Colorado corporation, into a newly formed wholly-owned Delaware subsidiary, Auriga Merger Co. ("Merger Co.") which upon Closing will effect the following:

      (a)   Change the Company name to "Auriga Laboratories, Inc."

      (b) Reverse split of the Company's outstanding common stock on a basis of 1 for 15, with special treatment for certain of the Company's stockholders to preserve round lot stockholders.

      (c) Increase the authorized capital stock to 260,000,000 shares consisting of 250,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

2. To approve the adoption of a Stock Option Plan.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above actions together with stockholders holding a majority of the voting power.

On the basis that the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions, no other vote or stockholder action is required. Accordingly, your vote is not required and is not being solicited in connection with the approval of the foregoing actions.

Although your votes will not be required, you are still cordially invited to attend the Special Meeting of Stockholders on June___, 2006, at 2:00p.m. local time at the address above.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.

                                       By Order of the Board of Directors,

                                       /s/ Philip S. Pesin
                                       -----------------------------------------
                                       Philip S. Pesin,
                                       Chairman and Chief Executive Officer
Norcross, Georgia
May ___, 2006

                       MULTI-LINK TELECOMMUNICATIONS, INC.

                              INFORMATION STATEMENT

               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of Multi-Link Telecommunications, Inc., a Colorado corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Colorado Business Corporation Law ("CBC").

The Company's board of directors has determined that the close of business on May 17, 2006 is the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) the reincorporation into the state of Delaware which will include a name change to Auriga Laboratories, Inc., a reverse split of the Company's currently outstanding common stock on a basis of 1 for 15, with special treatment for certain of the Company's stockholders to preserve round lot stockholders and the rounding up for fractional interests as herein provided; and an increase in the Company's authorized shares; and (ii) the adoption of a stock option plan. The foregoing actions are referred to herein individually as the "Action" or collectively as the "Actions".

The foregoing actions have been adopted by our Board of Directors and by three stockholders, who own in excess of 55% of our outstanding voting securities (the "Majority Stockholders") in accordance with the "CBC", and that will be presented at a Special Meeting of our stockholders to be held on June ___, 2006, as outlined in the Notice of Special Meeting of Stockholders (the "Special Meeting") that accompanies this Information Statement.

Stockholders of the Company are entitled to one vote for each share held.

On May 17, 2006, stockholders who are the owners of record of _____ shares of the Company's Series A Convertible Preferred Stock, which on an as-converted-to-common-stock basis, representing approximately 55.5% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions.

Accordingly, all of the above Actions have been approved by holders representing approximately 55.5% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Actions. Although you are cordially invited to attend the Special Meeting on June __, 2006 no voting will be necessary to approve the Actions nor are any proxies being solicited for such Special Meeting.

On May 17, 2006, the board of directors approved each of the Actions and authorized the Company's officers to deliver this Information Statement to the Company's stockholders.

The executive offices of the Company are located at 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092, (678)282-1600.

This Information Statement will first be mailed to stockholders on or about May ___, 2006 and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

CHANGE OF CONTROL

On May 5, 2006, the Company entered into an Agreement and Plan of Merger (the "Agreement") with Auriga Laboratories, Inc. ("Auriga") and Multi-Link Acquisition, Inc. ("Subsidiary"). The closing of the transactions contemplated by the Agreement (the "Closing") occurred on May 17, 2006. At the Closing, pursuant to the terms of the Agreement, the Company acquired all of the outstanding capital stock from the Auriga Stockholders in exchange for 1,000,042 shares of Series A Convertible Preferred Stock, par value $0. 01 per share, of the Company ("Preferred Shares"), which will be convertible into approximately 494,977,491 shares of the Company's common stock ("Conversion Shares"). The issuance of the Preferred Shares and, upon conversion, the shares of the Company's common stock underlying the Preferred Shares, to the Auriga Stockholders was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) and/or Regulation D thereof.

Following the exchange transaction, Auriga became a wholly-owned subsidiary of the Company.

The Company is presently authorized under its Articles of Incorporation to issue 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Of the 5,000,000 shares of preferred stock authorized, 1,000,042 shares have been designated as Series A Convertible Preferred Stock pursuant to a certificate of designations ("Certificate of Designations"), which was approved by the Company's board of directors, and filed with and accepted by, the Secretary of State of the State of Colorado on May 12, 2006.

Currently, the Company has 37,215,913 shares of common stock issued and outstanding and 1,000,042 shares of Series A Convertible Preferred Stock ("Preferred Shares") issued and outstanding. Each Preferred Share will be convertible into 494.956 shares of the Company's common stock (the "Conversion Rate"). The Preferred Shares will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the reincorporation in Delaware which includes an increase in the number of authorized shares of the Company's common stock and the reverse split as described herein.

The holders of Preferred Shares are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each Preferred Share carries a number of votes equal to the number of shares of common stock issuable in the Mandatory Conversion based on the then applicable Conversion Rate. As such, immediately following the exchange transaction, the Auriga Stockholders owned approximately 93% of the total combined voting power of all classes of the Company's securities entitled to vote.

Upon Mandatory Conversion of the Preferred Shares, and subject to an adjustment of the Conversion Rate as a result of the reverse split described herein, the Auriga Stockholders will, in the aggregate, receive approximately 32,998,564 shares of the Company's common stock, representing approximately 93% of the outstanding shares of the Company's common stock immediately following the Mandatory Conversion. The existing stockholders of the Company will, following the Mandatory Conversion and reverse split, own approximately 2,481,063 shares of the Company's common stock, representing approximately 7% of the outstanding shares of the Company's common stock immediately following the Mandatory Conversion.

Effective as of the Closing, the existing officers of the Company resigned, and the newly appointed directors of the Company were Philip Pesin (Auriga's Chief Executive Officer and Chairman) and Dayne Wagoner (an Auriga Director). Mr. Keating was the sole director of the Company prior to the Closing. The size of the board is initially two members, but may be increased by the board of directors to five members during the one year period following Closing.

At Closing, the Company also entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities received $340,000 from the Company for its advisory services rendered to the Company in connection with the Merger transaction.

On March 30, 2006, in its Current Report on Form 8-K dated March 30, 2006, the Company reported the execution of a letter of intent to acquire Auriga. On May 5, 2006, in its Current Report on Form 8-K dated May 5, 2006, the Company reported the execution of the Agreement and included a copy of the Agreement therein as Exhibit 2.1. On May 18, 2006, in its Current Report on Form 8-K dated May 18, 2006, the Company reported the closing of the transactions contemplated by the Agreement and included copies of the Certificate of Designations (as
Exhibit 4.1) and financial advisory agreement with Keating Securities (as
Exhibit 10.1). The Company also filed, and mailed to all stockholders of record as of May 4, 2006, a Schedule 14f-1 Information Statement on May 8, 2006.

                                VOTING SECURITIES

The Company has shares of its common stock and Series A Convertible Preferred Stock issued and outstanding at the time of the stockholder action. As of the date of this stockholder action, there were 37,215,913 shares of common stock issued and outstanding and 1,000,042 shares of Series A Convertible Preferred Stock issued and outstanding.

Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock currently carries 494.956 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current Conversion Rate on a pre-reverse split basis) in any matter submitted to holders of common stock for vote. The consent of the holders of a majority of the total combined voting power of all classes of the Company's securities entitled to vote was necessary to authorize each of the Actions described herein.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company's common stock beneficially owned on May 18, 2006 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company's outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on an approximated pre- and post- reverse split basis. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

For purposes of the following table, each holder of the Company's Series A Convertible Preferred Stock is deemed to own the number of shares of common stock into which the Series A Convertible Preferred Stock may be converted on a pre- and post- reverse split basis (currently 494.496 shares of the Company's common stock for each share of Series A Convertible Preferred Stock on a pre-reverse split basis), respectively. Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown. The following table, as of May 18, 2006, assumes a total of 532,193,404 and 35,479,627 shares of the Company's common stock outstanding, on an as-converted and pre- and post- reverse split basis, respectively.

                              AMOUNT OF BENEFICIAL
                                    OWNERSHIP

                                             ---------------------------------------------------------------
                                                      Amount                 Amount
NAME OF BENEFICIAL OWNER                        (Pre-Reverse Split)    (Post-Reverse Split)      Percent
------------------------                     ---------------------------------------------------------------
Philip S. Pesin (1)
5555 Triangle Parkway, Suite 300                    229,032,465             15,268,831            37.7%
Norcross, GA 30092


Dayne Wagoner
5555 Triangle Parkway, Suite 300                     39,539,865              2,635,991             7.4%
Norcross, GA 30092


Craig Collard (2)
208 Roseler Court                                    54,687,120              3,645,808            10.3%
Cary, NC 27519


Timothy F. Curran (3)
5555 Triangle Parkway, Suite 300                     48,022,020              3,201,468             9.0%
Norcross, GA  30092


KI Equity Partners I, LLC
c/o Timothy J. Keating, Manager
5251 DTC Parkway, Suite 1090                         28,703,182              1,913,545             5.4%
Greenwood Village, Colorado 80111 (4)


All Executive Officers and Directors                268,572,330             17,904,822            44.2%
As a Group (2 persons) (5)


(1) Includes shares held by Sorrento Financial Group, LLC, SFP, LLC and TSFG II, LLC, over which Mr. Pesin has voting and investment control. Includes warrants to purchase 75,034,395 and 5,002,293 shares of Multi-Link's common stock, on a pre-Reverse Split and post-Reverse Split basis, respectively, at an exercise price of $0.92 per share on a post-Reverse Split basis. These warrants expire March 19, 2016. Includes 7,503,435 and 500,229 shares of Multi-Link's common stock, on a pre-Reverse Split and post-Reverse Split basis, respectively, held in an IRA for the benefit of Christine Pesin, Mr. Pesin's spouse.

(2) Excludes 2,532,795 and 168,853 shares of Multi-Link's common stock, on a pre-Reverse Split and post-Reverse Split basis, respectively, held by C. Collard Irrevocable Trust over which Mr. Collard disclaims any beneficial interest.

(3) Excludes options to purchase 2,251,035 and 150,069 shares of Multi-Link's common stock, on a pre-Reverse Split and post-Reverse Split basis, respectively, at an exercise price of $0.92 per share on a post-Reverse Split basis, which options begin to vest May 29, 2007.

(4) Timothy J. Keating is the manager of KI Equity Partners I, LLC ("KI Equity") and has sole voting and investment control of such shares.

(5) Includes shares held by Sorrento Financial Group, LLC, SFP, LLC and TSFG II, LP, over which Mr. Pesin has voting and investment control. Includes warrants to purchase 75,034,395 and 5,002,293 shares of Multi-Link's common stock, on a pre-Reverse Split and post-Reverse Split basis, respectively, at an exercise price of $0.92 per share on a post-Reverse Split basis, which are held by Mr. Pesin. These warrants expire March 19, 2016. Includes 7,503,435 and 500,229 shares of Multi-Link's common stock, on a pre-Reverse Split and post-Reverse Split basis, respectively, held in an IRA for the benefit of Christine Pesin, Mr. Pesin's spouse.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's common stock are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended September 30, 2005, beneficial owners complied with the Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of the Company's securities filed a Form 3 with the SEC and has had no change of ownership since such filing.

                             DIRECTORS AND OFFICERS

The following table sets forth the names, positions and ages of the Company's current executive officers and directors. All directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by the board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors.

      NAME                 AGE       POSITION

Philip S. Pesin (1)        32        Chairman, Chief Executive Officer and Chief
                                     Financial Officer

Dayne Wagoner (1)          41        Director and Secretary

(1) These persons were appointed to their respective positions effective May 17, 2006.

Philip S. Pesin was a founder and director of Auriga since its inception in April 2005. He was appointed Chairman of the Board in December 2005 and became CEO, Treasurer and Secretary on March 29, 2006. Mr. Pesin is an attorney and certified public accountant. He is the founder of the Sorrento Financial Group, LLC, a financial services company specializing in private equity and business consulting. Mr. Pesin is actively involved in his community and sits on the board of directors of the Boys & Girls Club of the Southwest. Mr. Pesin is a member of the bar associations of California and the District of Columbia, and holds a Master of Laws degree from The Georgetown University Law Center, a Juris Doctor from the University of San Diego School of Law, and a Bachelor of Science in finance from The University of Arizona.

Dayne Wagoner became a director of Auriga in December 2005. In 1995 Mr. Wagoner founded Edge Development, Inc. and from that time to the present he has been the CEO. Edge Development, Inc. is a leading contractor in the United States.


                   REINCORPORATION OF THE COMPANY IN DELAWARE

On May 17, 2006, the Company's Board of Directors and Majority Stockholders approved a proposal to change the Company's state of incorporation from Colorado to Delaware by means of a merger (the "Merger") of the Company with and into Multi-Link Merger Co. ("Merger Co."), a newly formed, wholly-owned Delaware subsidiary of the Company (the "Reorganization Proposal"). Merger Co. will be the surviving Corporation (the "Surviving Corporation") of the Merger, an effect of which will be a change in the law applicable to the Company's corporate affairs from the Colorado Business Corporation Law ("CBC") to Delaware General Corporation Law ("DGCL"), including certain differences in shareholders' rights. See "Comparative Rights of Holders of Multi-Link - Colorado Capital Stock and Multi-Link - Delaware Capital Stock." Immediately following the Merger the name of Merger Co. will be changed to "Auriga Laboratories, Inc."


REVERSE SPLIT OF COMMON STOCK

As a result of the Merger, each fifteen (15) shares of issued and outstanding common stock of the Company will be converted into one share of common stock of the Surviving Corporation.

Each share of Series A Convertible Preferred Stock will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the effectiveness of the Merger. Accordingly, following the Merger and the Mandatory Conversion, the holders of the currently outstanding 1,000,042 shares of Series A Convertible Preferred Stock will, in the aggregate, receive approximately 32,998,564 shares of the Surviving Corporation's common stock, representing approximately 93% of the outstanding shares of the Surviving Corporation's common stock immediately following the Merger and the Mandatory Conversion. The existing stockholders of the Company's common stock will, following the Mandatory Conversion and Merger, own approximately 2,481,063 shares of the Surviving Corporation's common stock, representing 7% of the outstanding shares of common stock.

The Company is presently authorized under its Articles of Incorporation to issue 50,000,000 shares of common stock. However, after the reincorporation in Delaware the Company will have authorized 250,000,000 shares of common stock. The Company is not proposing to reduce the amount of authorized shares of common stock. Following the reincorporation in Delaware, the reverse split and the Mandatory

Conversion, there will be 35,479,627 shares of common stock outstanding. With an authorized number of 250,000,000 shares of common stock (as described below), the Surviving Corporation will have unissued shares that will be available for future issuance.

Stockholders do not have any dissenter or appraisal rights in connection with the reverse split. There will be no change in the number of stockholders as a result of the reverse split. There is no intention to take the Company private because of the reverse split or otherwise.

SPECIAL TREATMENT OF STOCKHOLDERS HOLDING FEWER THAN 1500 (BUT AT LEAST 100) COMMON SHARES AND FRACTIONAL SHARE TREATMENT

The Company's board of directors approved special treatment of stockholders of record as of May 17, 2006 holding fewer than 1,500 shares of common stock to prevent those stockholders from holding less than 100 shares after the Merger. The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares).

Accordingly, stockholders holding less than 1,500 shares but at least 100 shares as of May 17, 2006, and who continue to hold such shares as of the record date of the Merger ("Eligible Holders"), will receive 100 shares of common stock after the Merger. STOCKHOLDERS PURCHASING LESS THAN 1,500 SHARES BUT AT LEAST 100 SHARES AFTER MAY 17, 2006, AND WHO CONTINUE TO HOLD SUCH SHARES AS OF THE RECORD DATE OF THE MERGER, SHALL NOT BE AFFORDED SPECIAL TREATEMENT.

The Merger will not affect the common stock held by stockholders holding less than 100 shares as of the record date of the Merger. The result of this special treatment is that an estimated _______ additional shares of common stock will be outstanding than if the Merger identically affected all stockholders. This represents approximately ___ % of the total number of shares of common stock outstanding after the Merger.

No fractional shares will be issued for any fractional share interest created by the reverse split and held by a stockholder with more than 100 shares after the Merger; those stockholders will receive a full share of common stock for any fractional share interests created by the reverse split.

REASONS FOR REVERSE SPLIT AND SPECIAL TREATMENT

The Company believes the recent per share price of the common stock may have an adverse effect on the marketability of its existing shares and the amount and percentage of transaction costs paid by individual stockholders. Based on the Company's current capital structure, the Company's ability to raise capital by issuing new shares may also be affected because the Company is very near its maximum authorization (before the increase in authorized shares described below). The reverse split is also necessary to allow for the conversion of the Series A Convertible Preferred Stock into shares of the Company's common stock.

The Company believes that the reverse split may also be advantageous to the Company and its stockholders, because it may provide the opportunity for higher share prices based upon fewer shares outstanding. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

As a general rule, potential investors who might consider making investments in the Company may be unwilling to do so when the Company has a large number of shares issued and outstanding with little or no stockholders' equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as a general rule of experience. A reduction in the total outstanding shares may, without any assurance, make the Company's capitalization structure more attractive.

There is no assurance that any effect of the price of the Company's stock will result, or that the market price for the Company's common stock, immediately or shortly after the reverse split becomes effective, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. The Company is proposing the steps it deems the best calculation to meet the market attractively, however, the Company cannot control the market's reaction. Further, there can be no assurances given that a higher market price, if it occurs as a result of the reverse split, will encourage more broker-dealers or investors to become involved in the Company's common stock.

It should also be noted that the liquidity of the Company's common stock might be adversely affected by the reverse split given the reduced number of shares of common stock that would be outstanding after the reverse split. The Company's board of directors anticipates, however, that the expected higher market price as a result of the reverse split will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

EFFECT OF REVERSE SPLIT

The following table sets forth the effect of the reverse split and the special treatment being afforded to Eligible Holders to preserve round lot stockholders.

                 TABLE SHOWING EFFECT OF 1 FOR 15 REVERSE SPLIT

    NUMBER OF SHARES HELD BY                   NUMBER OF SHARES HELD BY
       STOCKHOLDER PRIOR TO                   STOCKHOLDER AFTER REVERSE
         REVERSE SPLIT                                  SPLIT
 ------------------------------       ------------------------------------------
      Less than 100 shares            Same Number as Held Prior to Reverse Split
 100 shares to 1,500 Shares (1)
          1,501 shares
          5,000 shares
         10,000 shares
         25,000 shares
         50,000 shares
 ------------------------------

(1) Assumes such holder is an Eligible Holder as described above.

Under the reverse split, the number of authorized shares of common stock will not be reduced. This (along with the increase in authorized shares described below) will increase significantly the ability of the Company's board of directors to issue authorized and unissued shares of common stock without further stockholder action. The issuance in the future of such additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of common stock and Series A Convertible Preferred Stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Articles of Incorporation or bylaws.

Because the shares of common stock held by stockholders holding 99 or fewer shares of common stock will not be affected by the reverse split, and because Eligible Holders holding 1,500 or fewer shares of common stock but at least 100 shares of common stock as of May 17, 2006 and as of the record date of the reverse split will receive 100 shares of common stock after the reverse split, the reverse split will not increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more. The Company also incurs added administrative costs for holders who only hold a few shares of common stock including transfer agent fees, stockholder mailing costs, etc. Further, the Company will not suffer any reduction in current round lot holders which will assist it in meeting certain NASDAQ and exchange listing requirements, when or if the Company qualifies.

In addition, because the shares of common stock held by stockholders holding less than 100 shares of common stock will not be affected by the reverse split, and because Eligible Holders holding 1,500 or fewer shares of common stock but at least 100 shares of common stock as of May 17, 2006 and as of the record date of the reverse split will receive 100 shares of common stock after the reverse split, the reverse split will not affect all stockholders uniformly and will adversely affect the percentage ownership interest of stockholders holding more than 100 shares of common stock, particularly those holding more than 1,500 shares of common stock. Because of the special treatment afforded these stockholders, proportionate voting rights and other rights and preferences of the holders of common stock who hold more than 100 common stock, particularly those who hold more than 1500 shares, will also be adversely affected by the reverse split. However, this special treatment will only result in an estimated ______ additional shares of common stock being outstanding than if all stockholders were identically affected by the reverse split. This represents approximately ____% of the total outstanding shares of common stock after the reverse split.

STOCKHOLDERS PURCHASING LESS THAN 1,500 SHARES BUT AT LEAST 100 SHARES AFTER MAY 17, 2006, AND WHO CONTINUE TO HOLD SUCH SHARES AS OF THE RECORD DATE OF THE REVERSE SPLIT, SHALL NOT BE AFFORDED SPECIAL TREATMENT.

INCREASE IN AUTHORIZED COMMON STOCK.

The Company is currently authorized by its Articles of Incorporation to issue 45,000,000 shares of common stock, $0.001 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock"). Of the Preferred Stock, 1,000,042 shares have been designated as Series A Convertible Preferred Stock. Currently, there were 37,215,913 shares of common stock issued and outstanding and 1,000,042 shares of Series A Convertible Preferred Stock issued and outstanding. Upon effectiveness of the Merger, the outstanding shares of Series A Convertible Preferred Stock will convert into approximately 32,998,564 shares of the Company's common stock.

In connection with the Closing of the transaction with Auriga, the Company will likely be required to issue shares of Common Stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. No specific issuances are currently anticipated, however, to the extent such issuances occur, they will result in dilution to the Company's current shareholders.

Accordingly, the Company's board of directors believes it is in the best interests of the Company and its stockholders to increase the number of authorized shares of its Common Stock to allow for the issuance of shares of Common Stock or other securities in connection with employee benefit and incentive plans and arrangements, the financing of the operations of Auriga, the acquisition of other businesses, the establishment of joint ventures, and such other purposes as the board determines.

The authorized number of shares of Preferred Stock would also be increased.

The increase in the authorized number of shares of Common Stock and Preferred Stock will permit the board of directors to issue additional shares of Common Stock without further approval of the stockholders of the Company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of Common Stock and Preferred Stock by the Company may result in substantial dilution to the Company's existing shareholders, and such issuances may not require stockholder approval.

Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock or Preferred Stock, the Company has not reviewed any transaction to date that would result in an issuance of Common Stock or Preferred Stock. However, upon the increase in authorized shares of Common Stock and Preferred Stock being effective, the Company may begin to review transactions that may result in an issuance of Common Stock or Preferred Stock.

Other than limited provisions under the laws of Colorado and Delaware, the Company does not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of Common Stock and Preferred Stock may be construed as having an anti-takeover effect by permitting the issuance of Common Stock or Preferred Stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Articles of Incorporation or bylaws. The increase in the authorized Common Stock and Preferred Stock did not result from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and the Company did not take such action to increase the authorized Common Stock and Preferred Stock to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

The issuance of additional shares of Common Stock and Preferred Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company's Common Stock and Series A Convertible Preferred Stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the shareholders of the Company.

The holders of Common Stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefor. The Company has not recently paid dividends on its shares of Common Stock and does not intend to do so in the near future. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

Upon the effectiveness of the Merger, the Surviving Corporation will have 250,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

The Reincorporation Proposal will not result in any change in the business, management, assets or liabilities of the Company.

Pursuant to the terms of the Merger Agreement each outstanding option and warrant to purchase one share of the Company's common stock prior to the effectiveness of the Merger, will become an option and warrant to purchase one share of the Surviving Corporation's Common Stock, after adjustment for the reverse stock split.

It is anticipated that the Merger will become effective as soon as practicable after the Special Meeting. The Merger will become effective on the date Articles of Merger are filed with the State of Colorado.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL.

Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs. For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware for their domicile. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing Delaware corporate law and establishing legal principles and policies regarding publicly-held Delaware corporations. We believe that, for these reasons, Delaware law will provide greater legal predictability with respect to our corporate legal matters than we have under Colorado law. We will, however, continue to operate our current airline business as a Colorado corporation and a subsidiary of Merger Co.. Merger Co. will be the public company. We believe that Delaware law will provide greater efficiency, predictability and flexibility in our public company's legal affairs than is presently available under Colorado law.

Attractiveness of Delaware Law to Directors and Officers. We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors' personal liability cannot be eliminated for:

      o any breach of the director's duty of loyalty to the corporation or its stockholders,

      o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

      o unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

      o any transactions from which the director derived an improper personal benefit.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material United States federal income tax consequences of the reorganization to you. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this proxy statement/prospectus, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. This discussion does not address all aspects of taxation that may be relevant to you in light of your personal investment or tax circumstances or to persons that are subject to special treatment under the federal income tax laws. In particular, this discussion deals only with shareholders that hold Company common stock as capital assets within the meaning of the Code. In addition, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding Company stock as part of a hedging or conversion transaction or as part of a "straddle," U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign partnerships, foreign estates or trusts and persons who are not citizens or residents of the United States. This discussion may not be applicable to holders who acquired Company stock pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not address any state, local or foreign tax considerations.

YOU SHOULD CONSULT YOUR OWN TAX ADVISORS ABOUT THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN JURISDICTION.

      The material federal income tax consequences of the Merger, is referred to in this section as the "reorganization," will be as follows:

      o     The reorganization will constitute a tax-free transaction under section 351 of the Code;

      o No gain or loss will be recognized by Merger Co. or Multi-Link as a result of the reorganization;

      o No gain or loss will be recognized by you upon your receipt of Merger Co. common stock solely in exchange for your Multi-Link common stock;

      o The aggregate tax basis of the shares of Merger Co. common stock that you receive in exchange for your Multi-Link common stock in the reorganization will be the same as the aggregate tax basis of your Multi-Link common stock exchanged; and

      o The holding period for shares of Merger Co. common stock that you receive in the reorganization will include the holding period of your Multi-Link common stock exchanged.

You may be required to attach a statement to your tax returns for the taxable year in which the reorganization is completed that contains information such as your tax basis in the Multi-Link common stock surrendered and a description of the Merger Co. common stock received in the reorganization.

ANY DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT AS TO FEDERAL, STATE OR LOCAL TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS DISCUSSION IS WRITTEN IN CONNECTION WITH THE MATTERS ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

COMPARATIVE RIGHTS OF HOLDERS OF MULTI-LINK CAPITAL STOCK AND MERGER CO. CAPITAL STOCK

The rights of Multi-Link shareholders are currently governed by the Colorado Business Corporation Act (CBCA) and common law, Multi-Link's restated articles of incorporation, Multi-Link's amended and restated bylaws and the Multi-Link rights agreement. The rights of Merger Co. shareholders after the completion of the reorganization will be governed by the Delaware General Corporation Law
(DGCL) and common law, Merger Co.'s amended and restated certificate of incorporation and Merger Co.'s bylaws. The rights issued under the Multi-Link rights agreement are attached to Multi-Link common stock, and will not be applicable to shares of Merger Co. common stock following the reorganization.

The following is a summary of the material differences between the current rights of Multi-Link shareholders and the rights they will have as shareholders of Merger Co. following the reorganization. For detailed descriptions of the capital stock of Merger Co. and Multi-Link see "Description of Merger Co. Capital Stock" and "Description of Multi-Link Capital Stock" in this proxy statement/prospectus.


                                   MULTI-LINK (COLORADO)                        MERGER CO. (DELAWARE)
                           ----------------------------------------     -----------------------------------------
AUTHORIZED SHARES          The authorized capital stock of              Following the filing of Merger Co.'s
                           Multi-Link consists of 55 million            certificate of incorporation prior to
                           shares, consisting of 50 million shares      completion of the reorganization, the
                           of common stock, no par value per share      authorized capital stock of Merger Co.
                           and 5 million shares of preferred stock,     will consist of 260 million shares,
                           no par value per share. A total of           consisting of 250 million shares of
                           37,215,913 shares of Common Stock have       common stock, par value $0.001 per share,
                           been issued, and 1,000,042 shares of         1,000 of which have been issued to
                           Series A Convertible Preferred Stock         Multi-Link, and 10 million shares of
                           have been issued.                            preferred stock, par value $0.001 per
                                                                        share, none of which have been designated
                                                                        or authorized for issuance.

VOTING REQUIREMENTS        Holders of Common Stock and the Series A     Holders of common stock are entitled to
                           Convertible Preferred Stock are entitled     one vote per share and will vote
                           to one vote per share and vote together      together as a single class on all
                           as a single class on all matters to be       matters to be voted upon by stockholders
                           voted upon by shareholders


                                                                        Under the DGCL, stockholders do not have
                           Under the CBCA, shareholders have the        the right to cumulate their votes in the
                           right to cumulate their votes in the         election of directors unless such right
                           election of directors under specified        is granted in the certificate of
                           procedures unless the articles of            incorporation. Merger Co.'s amended and
                           incorporation or bylaws of specified         restated certificate of incorporation
                           categories of corporations provide           does not provide for cumulative voting.
                           otherwise. The right of shareholders to
                           cumulate votes has been eliminated in
                           Multi-Link's restated articles of
                           incorporation.

VOTE REQUIRED FOR          Multi-Link's amended and restated            Merger Co.'s bylaws provide that a vote
ELECTION OF DIRECTORS      bylaws provide that the vote of a            of a majority of the shares present in
                           majority of the shares entitled to           person or represented by proxy at a
                           vote for directors is required in            meeting and entitled to vote for
                           order to elect a director.                   directors is required in order to elect
                                                                        a director.


CLASSIFIED BOARD OF        Multi-Link's restated articles of            Merger Co.'s amended and restated
DIRECTORS                  incorporation, as amended, do not            certificate of incorporation does not
                           provide for a classified board of            provide for a classified board of
                           directors. Accordingly, under the CBCA,      directors. Accordingly, all directors of
                           all of Multi-Link's directors are            Merger Co. will be elected annually.
                           elected annually.

NUMBER OF DIRECTORS        Under the CBCA, the number of directors      The DGCL permits a corporation's
                           must be specified in a corporation's         certificate of incorporation to specify
                           bylaws. Multi-Link's amended and             the number of directors. Under Merger
                           restated bylaws provide that the Board       Co.'s certificate of incorporation, the
                           of Directors is to have between 1 and 5      board of directors of Merger Co. is to
                           members. The CBCA, like the DGCL,            have between 2 and 13 members. Because,
                           provides that shareholders may amend a       under the DGCL, Merger Co.'s certificate
                           corporation's bylaws without the             of incorporation cannot be amended unless
                           approval of the board of directors.          the board of directors of Merger Co.
                           Accordingly, under the CBCA,                 recommends the amendment (see "Amendment
                           shareholders of Multi-Link have the          to the Articles (Certificate) of
                           ability to determine the size of the         Incorporation"), stockholders will not
                           Board of Directors.                          have the ability to increase the size of
                                                                        the board of directors of Merger Co. to
                                                                        more than 13without the approval of the
                                                                        board.

REMOVAL OF DIRECTORS       Consistent with the CBCA, Multi-Link's       Consistent with the DGCL, Merger Co.'s
                           amended and restated bylaws provide that     bylaws provide that the company's
                           the company's shareholders may remove        stockholders may remove directors of the
                           directors of the company with or without     company with or without cause.
                           cause.






VACANCIES ON THE BOARD     Under the CBCA, because Multi-Link's         Under the DGCL and Merger Co.'s
OF DIRECTORS               articles of incorporation, as amended,       certificate of incorporation, vacancies
                           do not provide otherwise, any vacancies      on the board of directors of Merger Co.
                           on the Board of Directors may be filled      will be filled by the remaining
                           either by the remaining directors or the     directors.
                           shareholders.

SHAREHOLDERS' POWER TO     In accordance with the CBCA,                 Under the DGCL, special stockholder
CALL SPECIAL MEETINGS      Multi-Link's bylaws provide that a           meetings may be called by stockholders to
                           special meeting of shareholders must be      the extent authorized by the company's
                           called by the President at the request       certificate of incorporation or bylaws.
                           of holders of not less than 10% of the       Merger Co.'s bylaws do not provide for a
                           outstanding shares of Multi-Link.            special meeting of stockholders to be
                                                                        called by stockholders, and accordingly
                                                                        stockholders will not be able to call
                                                                        special meetings.


SHAREHOLDER ACTION         Multi-Link's bylaws provide that (i) any     Merger Co.'s certificate of
WITHOUT A MEETING          action required or permitted to be taken     incorporation provides that stockholders
                           at a shareholders' meeting may be taken      may take any action permitted at an
                           without a meeting if all of the              annual or special meeting of
                           shareholders entitled to vote thereon        stockholders, by written consent of
                           consent to such action in writing and        stockholders having a majority of the
                           (ii) action by written consent is to be      voting power.
                           effective as of the date the last
                           writing necessary to effect the action
                           is received by the secretary of
                           Multi-Link, unless all of the written
                           consents necessary to effect the action
                           specify a later date as the effective
                           date of the action.

NOTICE OF                  Consistent with the CBCA, Multi-Link's       Merger Co.'s bylaws provide for the same
SHAREHOLDER                bylaws require that (i) if the               notice requirements as Multi-Link's
MEETINGS                   authorized shares of Multi-Link are to       bylaws, except that (i) the set notice
                           be increased, at least 30 days' notice       period for an increase in the authorized
                           shall be given to the shareholders of        shares was eliminated because the DGCL
                           record and (ii) if a shareholder meeting     does not require a set notice period;
                           is adjourned for more than 120 days (in      (ii) the 120-day notice in the case of
                           which case a new record date is to be        adjournments was changed to a 30-day
                           fixed by the board of directors of           notice to be consistent with the DGCL;
                           Multi-Link), notice shall be given to        and (iii) the 20 days notice required
                           record holders as of the new record          for sales of substantially all of
                           date. Multi-Link's amended and restated      Multi-Link's assets was eliminated.
                           bylaws also provide that if a sale,
                           lease, exchange or other disposition of
                           all or substantially all of the property
                           and assets of Multi-Link is to be voted
                           on at a meeting, at least 20 days notice
                           must be given. In all other cases,
                           shareholders must be given at least 10
                           days' notice, but not more than 60 days'
                           notice, of shareholder meetings.

NOTICE OF                  Multi-Link's articles of incorporation,      Merger Co.'s bylaws provide that no
SHAREHOLDER                as amended, and bylaws do not contain        business may be brought before any
NOMINATIONS FOR            any provisions regarding advance notice      meeting of stockholders, including the
DIRECTORS AND              of shareholder nominations of directors      nomination or election of persons to the
BUSINESS TO BE             or notice of business to be brought          board of directors, by a stockholder
BROUGHT BEFORE             before meetings of shareholders.             unless the stockholder satisfies certain
MEETINGS                                                                advance notice requirements. Advance
                                                                        notice of any such business must
                                                                        generally be provided not less than 90
                                                                        days nor more than 120 days prior to the
                                                                        date of the meeting, unless public
                                                                        disclosure of the date of the meeting is
                                                                        first made less than 120 days prior to
                                                                        the date of the meeting, in which case
                                                                        notice by the stockholder must be
                                                                        provided not later than the tenth day
                                                                        following the date on which such public
                                                                        disclosure of the date of the meeting
                                                                        was made. A notice must include
                                                                        specified information concerning the
                                                                        business proposed to be conducted, the
                                                                        stockholder making the proposal and, if
                                                                        applicable, the persons nominated to be
                                                                        elected as directors. Any late or
                                                                        deficient nominations or proposals may
                                                                        be rejected by Merger Co..


INDEMNIFICATION            Under Multi-Link's bylaws, Multi-Link is     Merger Co.'s certificate of incorporation
                           required to, indemnify former and            provides for mandatory indemnification of
                           current directors, officers, and             former or current officers and directors
                           employees of Multi-Link against expenses     of Merger Co. with respect to expenses
                           incurred in any action brought against       incurred in any action brought against
                           those persons as a result of their role      those persons as a result of their role
                           with Multi-Link, to the fullest extent       with Merger Co. if certain conditions are
                           permitted by law. Similarly, Multi-Link      satisfied. Subject to certain conditions,
                           may, in some circumstances, advance to a     Merger Co.'s certificate of incorporation
                           person potentially eligible for              also provides for mandatory advancement
                           indemnification the expenses incurred in     of expenses incurred by those persons in
                           defending such an action. Under the          defending such an action. Under the DGCL,
                           CBCA, Multi-Link must reimburse the          a person seeking indemnification is
                           reasonable expenses of a director who        generally required to have acted in a
                           was wholly successful in defending an        manner he or she reasonably believed to
                           action brought against him or her as a       be in, or not opposed to, the best
                           result of his or her role with               interests of the corporation.
                           Multi-Link. The CBCA generally requires
                           a person seeking indemnification to have
                           acted in good faith and in a manner he
                           or she reasonably believed to have been
                           in the best interests of Multi-Link.

AMENDMENT TO THE           Pursuant to the CBCA, amendments to          Under the DGCL, a proposed amendment to a
ARTICLES (CERTIFICATE)     Multi-Link's articles of incorporation,      corporation's certificate of
OF INCORPORATION           as amended, must be submitted to a           incorporation may not be submitted to a
                           shareholder vote if proposed either by       vote of stockholders without the approval
                           the Board of Directors or by the holders     of the board of directors. To the extent
                           of shares representing at least 10% of       Merger Co.'s certificate of incorporation
                           all of the votes entitled to be cast on      includes provisions that would make a
                           the amendment. The Board of Directors        hostile takeover of Merger Co. more
                           need not recommend the amendment to the      difficult, this aspect of the DGCL would
                           shareholders if the amendment is             prevent those provisions from being
                           proposed by the shareholders or if the       amended or removed without the consent of
                           Board of Directors determines that           the board of directors of Merger Co., and
                           because of a conflict of interest or         may therefore have anti-takeover effects.
                           other special circumstances it should
                           make no recommendation with respect to
                           the amendment. Among other consequences,
                           this aspect of the CBCA may limit the
                           effectiveness of any anti-takeover
                           provisions contained in a corporation's
                           articles of incorporation. Multi-Link's
                           articles of incorporation, as amended,
                           do not impose any supermajority voting
                           requirements upon proposed amendments to
                           the articles.


AMENDMENT TO THE BYLAWS    Under Multi-Link's bylaws, the board of      The bylaws of Merger Co. provide that the
                           directors may amend or repeal the bylaws     board of directors of Merger Co. may
                           unless, as to any particular bylaw           amend or repeal the bylaws of Merger Co.
                           adopted, amended or repealed by the          at any meeting by a majority of the
                           shareholders, the shareholders have          directors present at a meeting at which a
                           previously provided expressly that the       quorum is present. Merger Co.'s
                           board of directors may not amend or          stockholders may amend or repeal the
                           repeal such bylaw. Multi-Link's              bylaws even though the bylaws may also be
                           shareholders may amend or repeal the         amended or repealed by the board of
                           bylaws even though the bylaws may also       directors.
                           be amended or repealed by the board of
                           directors.

BUSINESS COMBINATION       The CBCA does not contain any business       Section 203 of the DGCL provides for a
STATUTE                    combination provisions.                      three-year moratorium on certain business
                                                                        combination transactions with "interested
                                                                        stockholders" (generally, persons who
                                                                        beneficially own 15% or more of the
                                                                        corporation's outstanding voting stock).
                                                                        Merger Co. has opted out of Section 203
                                                                        of the DGCL in Merger Co.'s certificate
                                                                        of incorporation.

DISSENTERS'
(APPRAISAL) RIGHTS         Under the CBCA, shareholders are             The DGCL provides appraisal rights only
                           entitled to exercise dissenters' rights      in the case of a stockholder objecting
                           in the event of certain mergers, share       to certain mergers or consolidations.
                           exchanges, sales, leases, exchanges or       Thus, under the DGCL, stockholders have
                           other dispositions of all or                 no appraisal rights in a sale, lease or
                           substantially all of the property of the     exchange of all or substantially all of
                           corporation. Shareholders also m Under       a corporation's assets. Appraisal rights
                           the CBCA, shareholders are entitled to       in Delaware are available to record
                           exercise dissenters' rights in the event     holders only.
                           of certain mergers, share exchanges,
                           sales, leases, exchanges or other
                           dispositions of all or substantially all
                           of the property of the corporation. ay
                           dissent in the case of a reverse stock
                           split that reduces the number of shares
                           owned to a fraction of a share or to
                           scrip if such scrip is to be acquired
                           for cash or voided. Dissenters' rights
                           in Colorado are available to beneficial
                           owners as well as record holders.
                           Dissenters' rights are not available as
                           a result of the reorganization proposal.


EXAMINATION OF BOOKS       Under the CBCA and Multi-Link's bylaws,      Under the DGCL, the inspection rights of
AND RECORDS                any record or beneficial shareholder of      the stockholders of Merger Co. are the
                           Multi-Link may, upon five days' written      same as under Colorado law, except:
                           demand, inspect certain records,             (i) there is no requirement that a
                           including shareholder actions, minutes       stockholder has been a stockholder for at
                           of shareholder meetings, communications      least three months or is a stockholder of
                           with shareholders and recent financial       at least 5% of all outstanding shares of
                           statements. In addition, upon five days'     any class of shares when the demand is
                           written demand, any such shareholder may     made, and (ii) if Merger Co. refuses to
                           inspect the list of shareholders and         permit inspection or does not reply to
                           certain other corporate records,             the demand within five business days
                           including minutes of the meetings of         after the demand has been made, the
                           board of directors of Multi-Link, if the     stockholder may apply to the Court of
                           shareholder either (i) has been a            Chancery for an order to compel such
                           shareholder for at least three months or     inspection.
                           (ii) is a shareholder of at least 5% of
                           all outstanding shares of any class of
                           shares when the demand is made, provided
                           that the demand is made in good faith
                           for a proper purpose reasonably related
                           to such person's interests as a
                           shareholder.

DISSOLUTION                Under the CBCA, the board of directors       Merger Co. will be subject to the same
                           of Multi-Link may submit a proposal of       voting requirement with respect to a
                           voluntary dissolution of Multi-Link to       dissolution of Merger Co. as is
                           the shareholders of Multi-Link entitled      Multi-Link but only if the board of
                           to vote thereon. The board of directors      directors of Merger Co. initially
                           of Multi-Link must recommend such            approves the dissolution of Merger Co..
                           dissolution to the shareholders as part      If the board of directors does not
                           of the dissolution proposal, unless the      approve such dissolution, the stockholder
                           board of directors of Multi-Link             vote required for approving a dissolution
                           determines that because of a conflict of     of Merger Co. is a unanimous written
                           interest or other special circumstances      consent of all stockholders entitled to
                           it should make no recommendation and         vote thereon.
                           communicates the basis for its
                           determination to the shareholders.


SHAREHOLDER DERIVATIVE     Under the CBCA, if a court finds that a      The DGCL's requirements for bringing
ACTIONS                    derivative action was brought without        derivative actions are substantially
                           reasonable cause, the court may require      similar to those contained in the CBCA,
                           the plaintiff to pay the defendants'         except that the DGCL does not impose (i)
                           reasonable expenses attributable to the      the reasonable cause requirement and
                           defense of such action, exclusive of         (ii) the security requirement imposed by
                           attorney's fees. In addition, Multi-Link     the CBCA.
                           may, at any time before final judgment,
                           require the plaintiff to give a security
                           for the costs and reasonable expenses
                           which may be incurred by Multi-Link or
                           other parties named as defendants in the
                           defense of such action, but not
                           including attorney's fees, if the
                           shareholder instituting the action holds
                           less than 5% of the outstanding shares
                           of any class of Multi-Link, unless the
                           shares so held have a market value in
                           excess of $25,000. If the court then
                           finds that the action was instituted
                           without cause, the corporation may have
                           recourse to such security in the amount
                           determined by the court.

FRANCHISE TAX              There is no franchise tax in Colorado.       The DGCL requires corporations to pay
                                                                        franchise tax annually.


                                STOCK OPTION PLAN

GENERAL

On May 17, 2006, the action to adopt the Company's 2006 Stock Incentive Plan (the "2006 Plan") was approved by written consent of the holders representing approximately 55% of the outstanding voting securities of the Company.

May 17, 2006, the Board of Directors of the Company approved the 2006 Plan. The 2006 Plan is attached to this Information Statement as Exhibit D.

The approval of the 2006 Plan requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On May 17, 2006, the action to approve the 2006 Plan was approved by written consent of holders representing approximately 55% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the 2006 Plan.

The Board of Directors approved the 2006 Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company's future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company's current employees and consultants.

SUMMARY OF THE 2006 PLAN

The principal terms and provisions of the 2006 Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2006 Plan and is qualified in its entirety by reference to the full text of the 2006 Plan, which is appended as Exhibit d to this Information Statement.

TYPES OF AWARDS. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2006 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

NUMBER OF SHARES. Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the 2006 Plan is 7,000,000 (immediately following the Merger).

ADMINISTRATION. The 2006 Plan will be administered by the Board of Directors or a Committee or a contribution thereof as determined by the Board. The Board of Directors has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, buyout provisions, and to accelerate the exercisability of awards. The Board will be authorized to interpret the 2006 Plan, to establish, amend, and rescind any rules and regulations relating to the 2006 Plan, to determine the terms of agreements entered into with recipients under the 2006 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2006 Plan.

ELIGIBILITY. Options and rights to purchase may be granted under the 2006 Plan to employees and consultants of the Company as the Board from time to time selects. As of May 17, 2006, all employees and consultants of the Company would have been eligible to receive awards under the 2006 Plan.

STOCK OPTION GRANTS. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Board, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. The Board shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Board. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Board, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Company may require the grantee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock.

ADJUSTMENTS. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2006 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

TRANSFERABILITY. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

TERMINATION OF SERVICE. If a grantee's service to the Company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately prior to the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee's service to the Company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the Company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment

CHANGE OF CONTROL AND CERTAIN CORPORATE TRANSACTIONS. Generally, a "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

If a Change of Control occurs, the Board will determine, in its sole discretion, whether to accelerate any vested or unvested portion of any option grant. Additionally, if a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2006 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

LOANS AND GUARANTEES. Subject to applicable law, the Board has sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

AMENDMENT AND TERMINATION. The Board of Directors may amend the 2006 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed. No amendment shall materially adversely affect options already granted unless agreed to by the optionees.

Unless sooner terminated by the Board of Directors, the 2006 Plan will terminate on May 17, 2016.

TAX ASPECTS OF THE 2006 PLAN

FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2006 Plan under existing applicable provisions of the Internal Revenue Code (the "Code") and the regulations adopted pursuant to such code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

NONQUALIFIED STOCK OPTIONS. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

INCENTIVE STOCK OPTIONS. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

AWARDS UNDER THE 2006 PLAN

No awards under the 2006 Plan have been granted to any officer or director of the Company.

                              AVAILABLE INFORMATION

Please read all the sections of this information statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No. 0-26013) are incorporated in this Information Statement by reference and made a part hereof:

(i)   Annual Report on Form 10-KSB, for the fiscal year ended September 30,
      2005.

(ii) Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2005 and March 31, 2006, respectively.

(iii) Current Report on Form 8-K filed May 18, 2006, reporting the closing of the transactions contemplated by the Agreement with Auriga.

(iv) Current Report on Form 8-K filed May 5, 2006, reporting execution of the Agreement with Auriga.

(v) Current Report on Form 8-K filed March 28, 2006, reporting the entry into a letter of intent with Auriga.

(vi) Schedule 14f-1 Information Statement filed May 8, 2006, reporting the proposed change in control of the Company as a result of the Merger with Auriga.

All documents filed by the company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

The Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092, and its telephone number is (678) 282-1600.

MULTI-LINK TELECOMMUNICATIONS, INC.

Norcross, Georgia
May ___, 2006

                                    EXHIBIT A
                          AGREEMENT AND PLAN OF MERGER

      AGREEMENT AND PLAN OF MERGER (this " Agreement "), dated as of May 19, 2006, by and among Multi-Link Telecommunications, Inc., a Colorado corporation (" Multi-Link ") and Multi-Link Merger Co., a Delaware corporation and a wholly owned subsidiary of Multi-Link (" Merger Co.").

                                   WITNESSETH:

      WHEREAS, the respective Boards of Directors of Multi-Link and Merger Co. have each approved and adopted this Agreement and the transactions contemplated by this Agreement including, without limitation, the reorganization of Multi-Link into a Delaware company, in each case after making a determination that this Agreement and such transactions are advisable and fair to, and in the best interests of, such corporation and its shareholders;


      WHEREAS, at the Effective Time, pursuant to the transactions contemplated by this Agreement and on the terms and subject to the conditions set forth herein, inter alia , (i) Multi-Link, in accordance with the Colorado Business Corporation Act (as amended from time to time, the " CBCA "), will merge with and into Merger Co., with Merger Co. as the surviving corporation (the " Merger "), (ii) each fifteen (15) shares of Multi-Link Common Stock will be converted into the right to receive one share of Merger Co. Common Stock, as adjusted and as more fully set forth herein and (iii) each share of Merger Co. Common Stock held by Multi-Link (being the 1,000 shares issued upon the formation of Merger Co.) will be canceled;

      WHEREAS, the consummation of the Merger requires, among other things, the approval of this Agreement by the affirmative vote of a majority of the outstanding shares of Multi-Link Common Stock (the " Multi-Link Shareholder Approval "); and

      WHEREAS, it is the intention of the parties hereto that the Reorganization shall be a tax-free transaction under Section 351 of the Internal Revenue Code of 1986, as amended (the " Code "), and the rules and regulations promulgated thereunder.

      NOW, THEREFORE, in furtherance of the foregoing, the parties agree as follows:


                                    ARTICLE I
                                     MERGER

      Section 1.1 Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the CBCA, Multi-Link shall be merged with and into Merger Co. at the Effective Time (as defined below) of the Merger. Following the Effective Time of the Merger, the separate corporate existence of Multi-Link shall cease, and Merger Co. shall continue as the surviving corporation (the "Surviving Corporation "). The effects and the consequences of the Merger shall be as set forth in this Agreement and the CBCA.

      Section 1.2 Effective Time.

            (a) Subject to the provisions of this Agreement, as soon as practicable following the satisfaction or waiver of the conditions set forth in Section 3.1, the parties shall duly prepare, execute and file a statement of merger (the " Articles of Merger ") complying with Section 7-111-104.5 of the CBCA with the Secretary of State of the State of Colorado. The Merger shall become effective upon the filing of the Articles of Merger (or at such later time reflected in such Articles of Merger as shall be agreed to by Merger Co. and Multi-Link). The date and time when the Merger shall become effective is hereinafter referred to as the " Effective Time. "

            (b) The Merger shall have the effects set forth in the CBCA, including without limitation, Section 7-111-106 of the CBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all the properties, rights, privileges, immunities, powers and franchises of Multi-Link shall vest in the Surviving Corporation, and (ii) all debts, liabilities, obligations and duties of Multi-Link shall become the debts, liabilities, obligations and duties of the Surviving Corporation.

      Section 1.3 Organizational Documents.

            (a) The Certificate of Incorporation of Merger Co. in the form set forth in Exhibit A hereto, and the Bylaws of Merger Co. in the form set forth in Exhibit B hereto, shall be the Certificate of Incorporation and Bylaws, respectively, of Merger Co. until thereafter changed or amended either (A) as provided therein or by the Delaware General Corporation Law (as amended from time to time, the " DGCL "), in the case of such Certificate of Incorporation, or (B) as provided therein, by the Certificate of Incorporation or by the DGCL, in the case of such Bylaws.

            (b) The Articles of Incorporation and the Bylaws of Merger Co. in effect at the Effective Time shall become the Articles of Incorporation and Bylaws of the Surviving Corporation until thereafter amended as provided therein or by the CBCA; provided, however , that Article I of such Articles of Incorporation shall provide that the name of the Surviving Corporation shall be "Auriga Laboratories, Inc."

      Section 1.4 Directors. The directors of Multi-Link immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the Certificate of Incorporation and Bylaws of Merger Co., or as otherwise provided by the DGCL.

      Section 1.5 Officers. The officers of Multi-Link immediately prior to the Effective Time shall be the officers of each of Merger Co. and the Surviving Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the Certificate of Incorporation and Bylaws of Merger Co., or as otherwise provided by the DGCL.


                                   ARTICLE II
           CONVERSION OF SECURITIES; ISSUANCE OF NEW SECURITIES; STOCK
                                  CERTIFICATES

      Section 2.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of shares of Multi-Link Common Stock and Series A Convertible Preferred Stock:

            (a) each fifteen (15) shares of Multi-Link Common Stock, no par value per share, of Multi-Link, (" Multi-Link Common Stock "), issued and outstanding immediately prior to the Effective Time (other than any shares of Multi-Link Common Stock held by Merger Co., which shares shall continue to be outstanding,) shall be converted into the right to receive one validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share, of Merger Co. (" Merger Co. Common Stock ");

            (b) each share of capital stock of Merger Co., including, without limitation, Merger Co. Common Stock, that is issued, outstanding and held by Multi-Link immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and

            (c) each share of Multi-Link Series A Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive 32,997 validly issued , fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of Merger Co. Common Stock.

            (d) In connection with the issuance of the Merger Co. Common Stock, Merger Co.'s board of directors may, in its discretion, provide special treatment to certain Multi-Link stockholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Merger. In the event Merger Co.'s board determines to provide such special treatment, Multi-Link stockholders holding 1,500 or fewer shares of Common Stock but at least 100 shares of Common Stock will receive 100 shares of Common Stock after the Merger, and persons holding less than 100 shares of Common Stock would not be affected. The terms and conditions of special treatment afforded to Multi-Link stockholders to preserve round lot stockholders, if any, including the record dates for determining which stockholders may be eligible for such special treatment, will be established in the discretion of Merger Co.'s board of directors.

      Section 2.2 Stock Certificates. From and after the Effective Time, subject to Section 2.1, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Multi-Link Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Merger Co. Common Stock into which the shares of Multi-Link Common Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of Merger Co. or its transfer agent of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Merger Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Merger Co. Common Stock evidenced by such outstanding certificates which prior to the Merger represented shares of Multi-Link Common Stock.

      Section 2.3 Stock Options and Warrants.

            (a) Each option to purchase Multi-Link Common Stock (each a " Multi-Link Option ") issued under Multi-Link's 2006 Stock Option Plan or granted by Multi-Link outside of the Multi-Link Option Plan, Warrants that have been granted and that are outstanding and unexercised immediately prior to the Effective Time shall, as of such time, be assumed by Merger Co. in such a manner that it is converted into an option to acquire, on substantially similar terms and conditions as were applicable under the respective Multi-Link Option Plan and the underlying option agreements and Warrant agreements (as modified by this Section 2.4), that number of shares of Merger Co. Common Stock equal to the number of shares of Multi-Link Common Stock subject to such Multi-Link Option and Warrant at an exercise price per share equal to the exercise price per share for such Multi-Link Option immediately prior to the Effective Time. As soon as reasonably practicable, Merger Co. shall file a registration statement under the Securities Act of 1933, as amended (the " Securities Act ") on Form S-8 with respect to the shares of Merger Co. Common Stock subject to such assumed options or otherwise available under the Multi-Link Option Plans.

                                   ARTICLE III
                              CONDITIONS TO MERGER

      Section 3.1 Conditions Precedent. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of each of the following conditions:

            (a) The Multi-Link Shareholder Approval shall have been obtained by majority consent of shareholders with or without a special meeting of the shareholders of Multi-Link.

            (b) No court or governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and has a material adverse effect on Multi-Link or enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement and no judicial or administrative proceeding that seeks any such result shall continue to be pending.

            (c) All required approvals, licenses and certifications from, and notifications and filings to, governmental entities and non-governmental third parties shall have been obtained or made, as applicable.


                                   ARTICLE IV
                            TERMINATION AND AMENDMENT

      Section 4.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Multi-Link Shareholder Approval, by the affirmative vote of two-thirds of the boards of directors of each of Merger Co. and Multi-Link. In the event of such termination, this Agreement shall become null and void and have no effect, without any liability or obligation on the part of Multi-Link or Merger Co. by reason of this Agreement.

      Section 4.2 Amendment. This Agreement may be amended, modified or supplemented at any time before or after the Multi-Link Shareholder Approval; provided, however , that after any such approval and prior to the Effective Time, there shall be made no amendment that (a) alters or changes the amount or kind of shares to be received by shareholders in the Merger; (b) alters or changes any term of the Certificate of Incorporation or Bylaws of Merger Co. except for alterations or changes that could otherwise be adopted by the directors of Merger Co. as applicable; or (c) alters or changes any other terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the holders of shares of Multi-Link Common Stock. This Agreement may not be amended except after approval by a majority of the board of directors of Multi-Link and evidenced by an instrument in writing signed on behalf of each of the parties.


                                    ARTICLE V
                               GENERAL PROVISIONS

      Section 5.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction, except to the extent that provisions of the CBCA are mandatorily applicable.

      Section 5.2 Entire Agreement. This Agreement (including the documents and the instruments referred to herein), together with all exhibits, schedules, appendices, certificates, instruments and agreements delivered pursuant hereto and thereto (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided herein, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      Section 5.3 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, Multi-Link shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and Multi-Link shall take or cause to be taken such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Multi-Link and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Multi-Link or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall together be considered one and the same agreement.

      Section 5.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

      Section 5.6 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                            MULTI-LINK TELECOMMUNICATIONS, INC.,
                                            a Colorado corporation

                                            By: /s/ PHILIP S. PESIN
                                                --------------------------------


                                                 Name: Philip S. Pesin
                                                 Title: Chief Executive Officer

                                            MULTI-LINK MERGER CO.
                                            a Delaware corporation

                                            By: /s/ PHILIP S. PESIN
                                                --------------------------------


                                                 Name: Philip S. Pesin
                                                 Title: Chief Executive Officer

                                    EXHIBIT B
                          CERTIFICATE OF INCORPORATION
                                       OF
                              MULTI-LINK MERGER CO.

                                    ARTICLE I
                                      NAME

      The name of the corporation is Multi-Link Merger Co.

                                   ARTICLE II
                                REGISTERED OFFICE

      The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name and address of the Registered Agent in charge thereof shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, County of New Castle, 19801.

                                   ARTICLE III
                                     PURPOSE

      The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the "DGCL").

                                   ARTICLE IV
                                      STOCK

      Section 1. Authorization. The Corporation shall be authorized to issue 260,000,000 shares of capital stock, of which 250,000,000 shares shall be shares of Common Stock, par value $0.001 per share ("Common Stock"), and 10,000,000 shares shall be shares of Preferred Stock, par value $.001 per share ("Preferred Stock").

      Section 2. Preferred Stock Rights. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

      Section 3. Common Stock Rights. Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall have one vote on each matter properly submitted to the stockholders of the Corporation for their vote, and the holders of the Common Stock shall vote together as a single class.

                                    ARTICLE V
                               BOARD OF DIRECTORS

      Section 1. Number of Directors. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed at not less than two and not more than 13, and may be increased or decreased from time to time, exclusively by resolution of the Board of Directors.

      Section 2. Written Ballot. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

      Section 3. Removal. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, any director or the entire Board of Directors may be removed from office with or without cause by the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote at an election of directors.

      Section 4. Vacancies. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock or unless the Board of Directors determines by resolution that any vacancy or newly created directorship shall be filled by the stockholders, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until such director's successor shall be elected and qualified and until the next election of the class for which such director shall have been chosen. No decrease in the number of directors shall shorten the term of any incumbent director.

                                   ARTICLE VI
                               AMENDING THE BYLAWS

      In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the Bylaws of the Corporation at any regular or special meeting of the Board of Directors or by written consent, subject to the power of the stockholders of the Corporation to adopt, amend or repeal any Bylaws.

                                   ARTICLE VII
                    AMENDING THE CERTIFICATE OF INCORPORATION


      Subject to the provisions of Article X hereof, the Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

                                  ARTICLE VIII
                DIRECTOR LIABILITY; INDEMNIFICATION AND INSURANCE

      Section 1. Elimination of Certain Liability of Directors. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of a director or officer of the Corporation under this Article VIII with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

      Section 2. Indemnification and Insurance. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. Any amendment, repeal or modification of the foregoing provisions of this Section shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or other agent occurring prior to, such amendment, repeal or modification.

                                   ARTICLE IX
                              STOCKHOLDER MEETINGS

      Section 1. Written Action. Any action required or permitted to be taken by stockholders at an annual or special meeting may be effected by a written consent or consents by stockholders holding a majority of the voting power in lieu of such a meeting.

      Section 2. Special Meetings. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by (a) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or (b) the Chairman of the Board of Directors, and any power of stockholders to call a special meeting is specifically denied.

      Section 3. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

      Section 4. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.

                                    ARTICLE X
                             SEC. 203 NOT APPLICABLE

      The Corporation expressly elects not to be governed by Section 203 of the DGCL.

                                    EXHIBIT C
                       MULTI-LINK TELECOMMUNICATIONS, INC.
                             2006 STOCK OPTION PLAN

      1. PURPOSES OF THE PLAN. The purposes of this 2006 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "ADMINISTRATOR" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

            (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

            (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

            (d) "BOARD" means the Board of Directors of the Company.

            (e) "CAUSE" for termination of a Participant's Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant's failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(d) below, and the term "Company" will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

            (f) "CHANGE OF CONTROL" means (1) a sale of all or substantially all of the Company's assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

            (g) "CODE" means the Internal Revenue Code of 1986, as amended.

            (h) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

            (i) "COMMON STOCK" means the Common Stock of the Company.

            (j) "COMPANY" means Multi-Link Telecommunications, Inc., a Delaware corporation.

            (k) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

            (l) "CONTINUOUS SERVICE STATUS" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

            (m) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

            (n) "DIRECTOR" means a member of the Board.

            (o) "EMPLOYEE" means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

            (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (q) "FAIR MARKET VALUE" means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

            (r) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

            (t) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

            (u) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (v) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

            (w) "OPTION" means a stock option granted pursuant to the Plan.

            (x) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

            (y) "OPTION EXCHANGE PROGRAM" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

            (z) "OPTIONED STOCK" means the Common Stock subject to an Option.

            (aa) "OPTIONEE" means an Employee or Consultant who receives an Option.

            (bb) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

            (cc) "PARTICIPANT" means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

            (dd) "PLAN" means this 2006 Stock Option Plan.

            (ee) "REPORTING PERSON" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

            (ff) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

            (gg) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (hh) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

            (ii) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

            (jj) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 7,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company shall be available for future grant under the Plan.

      4. ADMINISTRATION OF THE PLAN.

            (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

            (b) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

            (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

                  (ii) to select the Employees and Consultants to whom Options may from time to time be granted;

                  (iii) to determine whether and to what extent Options are granted;

                  (iv) to determine the number of Shares of Common Stock to be covered by each award granted;

                  (v) to approve the form(s) of agreement(s) used under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

                  (viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

                  (ix) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

                  (x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

                  (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

      5. ELIGIBILITY.

            (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

            (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

            (c) ISO $100,000 LIMITATION. Notwithstanding any designation under
Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

            (d) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the employment or consulting relationship at any time for any reason.

      6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

      7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

      8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in
Section 13 below, the maximum number of Shares that may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 provided that this Section 8 shall apply only after such time, if any, as the Common Stock becomes a Listed Security.

      9. OPTION EXERCISE PRICE AND CONSIDERATION.

            (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

            (i) In the case of an Incentive Stock Option

                  (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                  (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option

                  (A) granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

                  (B) granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

                  (C) granted on any date on which the Common Stock is a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

            (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation
Law), delivery of Optionee's promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

      10. EXERCISE OF OPTION.

            (a) GENERAL.

                  (i) EXERCISABILITY. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

                  (ii) LEAVE OF ABSENCE. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

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

                  (iii) MINIMUM EXERCISE REQUIREMENTS. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                  (iv) PROCEDURES FOR AND RESULTS OF EXERCISE. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (v) RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

            (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

            The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

                  (i) TERMINATION OTHER THAN UPON DISABILITY OR DEATH OR FOR CAUSE. In the event of termination of Optionee's Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or
(ii) the Optionee is an Employee who becomes a Consultant.

                  (ii) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

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

                  (iii) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

                  (iv) TERMINATION FOR CAUSE. In the event of termination of an Optionee's Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee's Continuous Service Status. If an Optionee's employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within 90 days of termination of the Participant's Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company's initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company's right to repurchase such Shares upon termination of the Participant's Continuous Service Status for Cause shall be made at the Participant's original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the Company's right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

            (c) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      11. TAXES.

            (a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

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

            (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

            (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

            (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

            (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

            (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      12. NON-TRANSFERABILITY OF OPTIONS.

            (a) GENERAL. Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

            (b) LIMITED TRANSFERABILITY RIGHTS. Notwithstanding anything else in this Section 12, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

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

      13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

            (a) CHANGES IN CAPITALIZATION. Subject to any action required under Applicable Laws by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, the numbers of Shares set forth in Sections 3(a) and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

            (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

            (c) CORPORATE TRANSACTION. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

            For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

            (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

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

      14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      15. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) EFFECT OF AMENDMENT OR TERMINATION. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

      16. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

      17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      18. AGREEMENTS. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

      19. SHAREHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

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

      20. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.






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